SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 26, 1999

                     Residential Asset Funding Corporation.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
                  North Carolina                            333-64775              56-2064715
  ----------------------------------------------    ------------------------   ----------------
  (State or Other Jurisdiction of Incorporation)    (Commission File Number)   (I.R.S. Employer
                                                                              Identification No.)
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          301 South College Street, TW-06
            Charlotte, North Carolina                  28202-6001
 --------------------------------------------         ------------
   (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (704) 374-4868

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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     Item 5. Other Events

         In connection with the offering of RBMG Funding Co. Mortgage Loan Trust 1999-1, Asset Backed Notes, Series 1999-1 described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1 - Related Computational Materials (as defined in
              Item 5 above).

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET FUNDING CORPORATION
                                    as Depositor and on behalf of RBMG Funding
                                    Co. Mortgage Loan Trust 1999-1

                                    Registrant


                                    By: /s/ Shanker Merchant
                                        -------------------------------------
                                        Name:        Shanker Merchant
                                        Title:       Managing Director


Dated:  May 26, 1999

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Related Computational Materials (as defined in Item 5 above).